INCOME TAXES	12 Months Ended
Dec. 31, 2022
INCOME TAXES
INCOME TAXES

10. INCOME TAXES

The provision for (benefit from) income taxes reflects the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The provision for (benefit from) income taxes differs from that computed by applying the statutory United States federal income tax rate of 21% for 2022, 2021, and 2020 to loss before income taxes. The sources of the differences are as follows:

	2022	2021	2020
Income (loss) before income taxes	$(3,576,859)	$(2,419,652)	$(4,541,430)
Expected recovery at statutory tax rate	$751,140	$508,127	$953,700
Non-deductible stock-based compensation	(260,896)	(150,604)	(731,381)
Increase in valuation allowance	(490,244)	(357,523)	(222,319)
Provision for Income Taxes	$-	$-	$-

Based on management’s present assessment, the Company has not yet determined that a deferred tax asset attributable to the future utilization of the net operating loss carryforward as of December 31, 2022 will be realized.  Accordingly, the Company has maintained a 100% valuation allowance against the deferred tax asset in the financial statements at December 31, 2022. The Company will continue to review this valuation allowance and make adjustments as appropriate.

Current United States income tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs.  Therefore, the amount available to offset future taxable income may be limited.

All tax years remain subject to examination by major taxing jurisdictions.